UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2023

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2023, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected each of the Company’s ten nominees for director to serve a term expiring at the Annual Meeting of Shareholders in 2024, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024, (iii) approved, in a non-binding, advisory vote, the compensation of the Company’s named executive officers, and (v) recommended, in a non-binding, advisory vote, that future advisory votes to approve the compensation of the Company’s named executive officers be held every year. The results of the voting on the proposals presented at the Annual Meeting were as follows:

1. Proposal No. 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Edward N. Antoian	84,591,149	1,026,525	29,332	2,651,527
Kelly Campbell	85,217,578	399,834	29,594	2,651,527
Harry S. Cherken, Jr.	82,853,275	2,764,499	29,232	2,651,527
Mary C. Egan	85,051,174	566,188	29,644	2,651,527
Margaret A. Hayne	82,832,231	2,784,460	30,315	2,651,527
Richard A. Hayne	84,693,554	923,342	30,110	2,651,527
Amin N. Maredia	85,067,694	549,990	29,322	2,651,527
Wesley S. McDonald	84,552,786	1,064,393	29,827	2,651,527
Todd R. Morgenfeld	85,234,410	383,346	29,250	2,651,527
John C. Mulliken	84,279,694	1,337,683	29,629	2,651,527

2. Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2024.

For	Against	Abstain	Broker Non-Vote
88,042,295	223,966	32,272	0

3. Proposal No. 3: Advisory, non-binding vote to approve executive compensation.

For	Against	Abstain	Broker Non-Vote
84,464,424	1,156,222	26,360	2,651,527

4. Proposal No. 4: Advisory, non-binding vote on the frequency of future advisory votes to approve executive compensation.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
80,019,187	6,631	5,529,889	91,299	2,651,527

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: June 12, 2023	By:	/s/ Melanie Marein-Efron
Melanie Marein-Efron
Chief Financial Officer